Supplement dated September 4, 2002
to the Prospectus for
Flexible Premium Variable Life Insurance Certificate issued by
Modern Woodmen of America
and its
Modern Woodmen of America Variable Account

This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.



The second sentence on the cover page of the Prospectus is replaced with the following:

The Society designed the Certificate: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit a Certificate Holder ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Certificate.

	The definitions of "Grace Period" and "Maturity Date" under the heading "DEFINITIONS" on pages 3 and 4 are replaced with the following:

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Maturity Date: The Insured's Attained Age 115 (Attained Age 95 in certain states). It is the date when the Certificate terminates and the Certificate's
 Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder's estate.

	The following is incorporated after the first sentence of the third bullet under the heading "SUMMARY OF THE CERTIFICATE - Transfers" on page 7:

* The Society has extended this privilege to the first twelve transfers in a Certificate Year. (This privilege may be terminated at any time.)

	The fourth bullet under the heading "SUMMARY OF THE CERTIFICATE - Transfers"
on page 7 is replaced with the following:

* We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE CERTIFICATE - Special Transfer Privilege.")

The following is incorporated after the sentence of the first bullet under the heading "SUMMARY OF THE CERTIFICATE - Loans" on page 8:

	(In certain states, you may borrow up to 100% of the Certificate's Surrender
 Value.)

The last bullet under the heading "SUMMARY OF THE CERTIFICATE - Accumulated Value Charge" on page 9 is replaced with the following:

* Unless paid in cash, we may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year.
(See "CERTIFICATE BENEFITS - Transfers" and "CHARGES AND DEDUCTIONS - Transfer Charge.")

	The second paragraph under the heading "THE CERTIFICATE - Certificate Lapse and Reinstatement -  Lapse" on page 22 is replaced with the following:

A Grace Period of 61 days (31 days in certain states) will commence on the date we send you notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

	The following is incorporated after the first sentence of the fifth bullet under the heading "CERTIFICATE BENEFITS - Transfers" on page 26:

The Society has extended this privilege to the first twelve transfers in a Certificate Year. (This privilege may be terminated at any time.)



	The fifth bullet under the heading "CERTIFICATE BENEFITS - Transfers - Dollar
 Cost Averaging" on page 26 is replaced with the following:

* Each dollar cost averaging transfer counts against the twelve free transfer limit in a Certificate Year. All transfers made on the same date count as one transfer.

* The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

	The following is incorporated after the first sentence in the second paragraph under the heading "CERTIFICATE BENEFITS - Loan Benefits - Certificate Loans" on page 27:

(In certain states, you may borrow up to 100% of the Certificate's Surrender Value.)

	The first sentence under the heading "CERTIFICATE BENEFITS - Benefits at Maturity" on page 31 is replaced with the following:

The Maturity Date is Attained Age 115 (Attained Age 95 in certain states).

	The following is incorporated after the first sentence under the heading "CHARGES AND DEDUCTIONS - Transfer Charge" on page 35:

However, it is the Society's current practice to waive the transfer charge for the first twelve transfers during a Certificate Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Certificate Year. (This privilege may be terminated at any time.)

	The third sentence of the first paragraph under the heading "THE DECLARED INTEREST OPTION - Transfers, Partial Withdrawals, Surrenders and Certificate Loans" on page 37 is replaced with the following:

We waive the transfer charge for the first twelve transfers during a Certificate Year, but may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year.

September 4, 2002									V.3